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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 13, 2005

                             ORION HEALTHCORP, INC.
                           (formerly SurgiCare, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

                 Delaware            001-16587                  58-1597246
            (State or Other      (Commission File             (I.R.S. Employer
             Jurisdiction of         Number)                   Identification
             Incorporation)                                        Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01       Other Events

                On July 8, 2005, Orion HealthCorp, Inc. received a letter from the American Stock Exchange stating that the Company had evidenced compliance with the requirements necessary for continued listing on the American Stock Exchange.

                Attached is a copy of a press release issued on July 13, 2005, by Orion regarding the letter. Also attached is a copy of the Exchange's July 8, 2005, letter to the Company.

Item 9.01       Financial Statements and Exhibits

(c) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit         Description
8.01            Letter from James P. Mollen, Director - Listing Qualifications,
                American Stock Exchange, to Terrence L. Bauer, Orion HealthCorp,
                Inc. (July 8, 2005)
99.1            Copy of press release issued by the Company on July 13, 2005.






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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ORION HEALTHCORP, INC.


                                            By:   /s/ Stephen H. Murdock
                                                  ----------------------
                                                     Stephen H. Murdock
                                                     Chief Financial Officer



Date:    July 13, 2005

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
------   -----------------------

8.01 Letter from James P. Mollen, Director - Listing Qualifications, American Stock Exchange, to Terrence L. Bauer, Orion HealthCorp, Inc. (July 8, 2005)
99.1     Copy of press release issued by the Company on July 13, 2005.